                                                                   Exhibit 10.11

                                     LEASE





SOUTH BAY SANITARIUM AND CONVALESCENT HOSPITAL,

A Partnership,



                                      Landlord






     GARNET CONVALESCENT HOSPITAL, INC.,

     a California corporation, d.b.a.

     BAY CREST CONVALESCENT HOSPITAL



                                      Tenant




        DATED:  March 1, 1980

         2. Term. The term of this Lease (the "Lease Term") shall be for ten
            ----
(10) years expiring, unless sooner terminated, at midnight February 28, 1990. The date on which this Lease commences is March 1, 1980.

         3. Acceptance of Premises. Tenant acknowledges to Landlord that Tenant
            ----------------------
has inspected the Premises and all parts thereof and has reviewed all inspection and other reports relating to the Premises supplied to Tenant by Landlord. Tenant acknowledges to Landlord that Landlord has not made any representations or warranties with respect to the condition of the Premises and its compliance with any applicable state, federal or local ordinances, laws or regulations. Based upon the above, Tenant agrees to accept possession of the Premises in its "as-is, where-is" condition.

         4. Rent
            ----

            A. Tenant shall pay to Landlord Six Thousand Dollars ($6,000) per month as initial minimum monthly rent, without deduction, set off, prior notice or demand ("the Minimum Monthly Rent").

            B. The Minimum Monthly Rent shall be increased at the rate of One Hundred Dollars ($100) commencing on each March 1st during the Lease Term. For example, the monthly rent for the second lease year shall be the sum of Six Thousand One Hundred Dollars ($6,100), and the monthly rent for the third lease year shall be the sum of Six Thousand Two Hundred Dollars ($6,200).

     C. In addition, if pursuant to the Medi-Ca1 Act of the State of California, Tenant receives an increase of Eight Percent (8%) or more (excluding any amounts allocated to a specific program or for reimbursement of specific items of cost or expense) in any one year of the Lease Term in the daily bed rate applicable to a 79-bed skilled nursing facility, Tenant shall pay as rent an additional One Hundred Dollars ($100) per month. If such increase is received on or before July 31, Tenant shall pay the additional rent commencing the first day of the month following the increase. If such increase is received after July 31 and before March 1, Tenant shall pay the additional rent commencing the following March 1st.

     D. The monthly rent payments shall be made on the first day of each month. Landlord acknowledges it has received from Tenant Six Thousand Dollars ($6,000) for the first month of the Lease Term.

     E. All rent shall be paid to Landlord at the address to which notices to Landlord are to be given.

     F. Tenant acknowledges that late payment of rent by Tenant will cause Landlord to incur costs not contemplated by this Lease, the exact amount of such costs being extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges and late charges that may be imposed on Landlord by the terms of any encumbrance and note secured by the Premises. There-fore, Tenant shall pay to Landlord an additional sum of five percent (5%) of the overdue rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord will incur by reason of late payment by Tenant. This late charge shall be in lieu of any recovery for actual damages suffered by Landlord due to the late payment of rent. Acceptance of any late charge shall not constitute a waiver of Tenant's default with respect to the overdue amount, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord hereunder. No late charge shall accrue unless and until Tenant is in default as provided in paragraph 13 hereof.

            G. The rent shall be in addition to and over and above all other payments to be made by Tenant as hereinafter provided. It is the purpose and intent of Landlord and Tenant that the rent shall be absolutely net to Landlord so that this Lease shall yield net to Landlord the rent specified above in each month during the Lease Term. Excluding secured obligations of Landlord affecting the Premises and Personal Property, and except as otherwise provided in this Lease, all costs, expenses and obligations of every kind and nature whatsoever relating to the Premises and Personal Property which may arise or become due during or out of the Lease Term shall be paid by Tenant and Landlord shall be indemnified and saved harmless by Tenant from and against the same.

         5. Security Deposit. On or before May 30, 1980, Tenant shall deposit
            ----------------
with Landlord the sum of Ten Thousand Dollars ($10,000), which shall serve as a security deposit for the performance of Tenant's obligations hereunder. If Tenant is in default under any provision of this Lease, Land-lord may use the security deposit, or any portion of it, to cure the default or to compensate Landlord for any damage sustained by Landlord resulting from Tenant's default. Tenant shall within five (5) days after notice and demand, pay the Landlord a sum equal to the portion of the security deposit expended or applied by Landlord as provided in this paragraph so as to maintain the security deposit at the level set forth above. If Tenant is not in default at the expiration or termination of this Lease, Landlord shall return the security deposit to Tenant within ten (10) days of such expiration or termination. Landlord's obligations with respect to the security deposit are those of a debtor and not a trustee. Landlord may maintain the security deposit separate and apart from Landlord's general funds, or may commingle the security deposit with Landlord's general and other funds. Landlord shall not be required to pay Tenant interest on the security deposit.

         6. Taxes and Assessments
            ---------------------

            A. Tenant shall pay before delinquency all taxes, assessments, license fees and other charges ("Personal Property Taxes") that are levied and assessed against the Personal Property and all personal property of Tenant located on the Premises which become payable during the Lease Term.

            B. Tenant shall pay all real property taxes and general and special assessments ("Real Property Taxes") levied and assessed against the Premises during the Lease Term.

     C. Landlord shall use its best efforts to cause all tax bills to be sent directly to Tenant from the tax collector. Should Landlord not be able to make such arrangements, Landlord shall each year notify Tenant of the Real Property Taxes and Personal Property Taxes, and immediately on receipt of the tax bill(s) shall furnish Tenant with a copy thereof. Tenant shall pay the respective taxes not later than five (5) days before the taxing authority's delinquency date as to each installment, and shall promptly furnish Landlord with satisfactory evidence of such payments.

     D. Tenant's liability to pay Real and Personal Property Taxes shall be prorated on the basis of a 365-day year to account for any fractional portion of a fiscal tax year included in the Lease Term at its commencement or expiration.

     E. Tenant at its cost shall have the right, at any time, to seek a reduction in the assessed valuation of the Premises or to contest any Real or Personal Property Taxes that are to be paid by Tenant. If Tenant seeks a reduction or contests the Real or Personal Property Taxes, the failure on Tenant's part to pay the Real or Personal Property Taxes shall not constitute a default as long as Tenant complies with the provisions of this subparagraph E.

        (1) Landlord shall not be required to join in any proceeding or contest brought by Tenant pursuant to this subparagraph E unless the provisions of any law require that the proceeding or contest be brought by or in the name of Landlord or any owner of the Premises. In that case, Landlord shall join in the proceeding or contest or permit it to be brought in Landlord's name as long as Landlord is not required to bear any cost. Tenant, on final determination of the proceeding or contest, shall immediately pay or discharge any decision or judgment rendered, together with all costs, charges, interest and penalties incidental to the decision or judgment.

            (2) If Tenant does not pay the Real or Personal Property Taxes when due and Tenant seeks a reduction or contests them as provided in this subparagraph E, before the commencement of the proceeding or contest Tenant shall furnish to Landlord a surety bond equal to one hundred twenty-five percent (125%) of the total amount of Real or Personal Property Taxes in dispute. The bond shall hold Landlord, the Premises and the Personal Property harmless from any damage arising out of the proceeding or contest and shall insure the payment of any judgment that may be rendered. In lieu of a surety bond, Tenant may provide other security satisfactory to Landlord, in Landlord's reasonable discretion.

         F. Tenant shall, in addition to all other sums, pay all fees for inspection and examination of the Premises during the Lease Term charged by any public authority having jurisdiction over the Premises. In addition, Tenant shall reimburse Landlord for any and all business taxes imposed upon Landlord by the State of California and/or any political subdivision thereof, including taxes which are based on or measured, in whole or in part, by rents received or other amounts charged by Landlord under this Lease; pro-

-ivided, however, that Tenant shall only be responsible for the amount of such business tax actually paid by Landlord. Tenant shall not be required to pay any municipal, county, state or federal income or franchise taxes of Landlord, or any municipal, county, state or federal estate, succession, inheritance or transfer taxes of Landlord.

     G. As used herein, Real Property Tax shall include any form of assessment, license fee, license tax, business license fee, business license tax, commercial rental tax, levy, charge, penalty tax or similar imposition imposed by any authority having the direct power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement or special assessment district thereof, as against any legal or equitable interest of Landlord in the Premises, including but not limited to the following:

        (a) any tax on Landlord's right to rent or other income from the premises or as against Landlord's business of leasing the Premises;

        (b) any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Real Property Tax, it being acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of the State of California in the June 1978 election and that assessment, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, refuse removal and for other governmental services formerly provided without charge to property owners or occupants;

           (c) any assessment, tax, fee, levy or charge measured by the area of the Premises or the rent payable hereunder, including without limitation, any gross income tax or excise tax levied by the state, city or federal government, or any political subdivision thereof, upon or with respect to the possession, operating, management, maintenance, alteration, repair, use or by Tenant of the Premises, or any portion thereof; and

           (d) any assessment, tax, fee, levy or charge, upon this transaction or any document to which Tenant is a party, creating or transferring an interest or an estate in the premises. "Real Property Tax" shall not include without limitation Landlord's federal, state or local income, franchise, inheritance or estate taxes.

     7. Use
        ---

        A. Tenant shall use the Premises for a licensed skilled nursing facility and for no other use without Landlord's consent, which consent shall not be unreasonably withheld.

        B. Tenant's use of the Premises as provided in this Lease shall be in accordance with the following:

           (1) Tenant shall not do, bring or keep anything on or about the Premises that will cause a cancellation of any insurance covering the Premises.

           (2) Tenant shall cause the Premises to be and remain licensed as provided in paragraph 28 hereof. Tenant shall cause the Premises to conform to the requirements and provisions of all applicable laws, rules, regulations and ordinances concerning the Premises or Tenant's use of the Premises, including without limitation, the obligation at Tenant's cost to alter, maintain or restore the Premises in compliance and conformity with all laws relating to the condition, use or occupancy of the Premises during the Lease Term. Tenant shall make available for the inspection of Landlord copies of all inspection reports by applicable governmental agencies and/or their intermediaries together with Tenant's plan of correction (where applicable) as to each such report.

     (3) Tenant shall not use the Premises in any manner that will continuously constitute a waste, nuisance or unreasonable annoyance to owners or occupants of adjacent properties, other than those incidental to the normal operation of a skilled nursing facility.

     (4) Tenant shall not do anything on the Premises that will cause damage to the Premises. No machinery, apparatus or other appliance shall be used or operated in or on the Premises that will in any manner injure, vibrate or shake the Premises.

     (5) Tenant shall make all payrolls promptly when due, respecting all personnel at the Premises, and shall file all payroll tax returns and pay such taxes promptly and before delinquency.

     8. Maintenance
        -----------

        A. Except as expressly provided otherwise in this Lease, Tenant shall, at its sole cost and expense, maintain the Premises including the building and improvements thereon, walls and plumbing, the parking area and service areas, the approaches thereto and appurtenances thereof (including all adjacent sidewalks), but excluding the roof, in good order and repair during the Lease Term. Landlord shall be responsible for and bear all expenses associated with repair and maintenance of the roof on the Premises. Otherwise, Landlord shall not have any responsibility to maintain the Premises. Tenant waives the provisions of California Civil Code Sections 1941 and 1942 with respect to Landlord's obligation for tenantability of the Premises and Tenant's right to make repairs and deduct the expenses of such repairs from rent, except with respect to expenses incurred in connection with repair or maintenance of the roof.

        B. Tenant shall, at its sole cost and expense, during the Lease Term, keep and maintain the Personal Property in good order and repair. Tenant shall have the right to install on the Premises any and all equipment and fixtures Tenant may desire which are necessary or convenient to Tenant's use of the Premises as a skilled nursing facility. All such property (other than replacements for the Personal Property as provided below and other than equipment and furniture installed by Tenant which are required to comply with state and federal licensing requirements for a skilled nursing facility) shall be and remain Tenant's property. Tenant shall not remove the Personal Property or any part thereof from the Premises without the prior written consent of Landlord. Tenant shall replace, at Tenant's expense, with suitable substitutes any worn out or broken items of the Personal Property, as the same may occur from time to time throughout the Lease Term. Items so replaced by Tenant shall become the property of Landlord. Tenant agrees, upon written request from Landlord, to execute for filing a Form UCC-l Financing Statement listing Tenant as "debtor" and Landlord as "secured party" with respect to the Personal Property.

         9. Alterations. Tenant shall not make any structural alterations to the
            -----------
Premises without Landlord's prior consent, which consent shall not be unreasonably withheld. Any structural alterations made shall remain on and be surrendered with the Premises on expiration or termination of the Lease. If Tenant makes any structural alterations to the Premises as provided in this paragraph, the alterations shall not be commenced until fifteen (15) days after Landlord has received notice from Tenant stating the date alteration is to commence to enable Landlord to post and record an appropriate notice of nonresponsibility.

         10. Mechanic's Liens. Tenant shall pay all costs of construction done
             ----------------
by it or caused to be done by it on the Premises as permitted by this Lease. Tenant shall keep the Premises free and clear of all mechanics' liens resulting from construction done by or for Tenant. Tenant shall have the right to contest the correctness or the validity of any such lien if, within thirty (30) days of a demand by Landlord, Tenant procures and records a lien release bond in an amount equal to one and one-half times the amount of the claim of lien. The bond shall meet the requirements of California Civil Code Section 3143 or any successor statutes thereto and shall provide for the payment of any sum that the claimant may recover on the claim (together with any costs of suit awarded). Tenant shall not be required to procure such a bond if the claim of lien is for an amount less than Five Thousand Dollars ($5,000);

         11. Utilities and Services. Tenant shall make all arrangements for and
             ----------------------
pay for all utilities and services furnished to or used by it, including without limitation, gas, electricity, water, telephone service and trash collection, and all connection charges.

         12. Indemnity and Exculpation
             -------------------------

             A. Landlord and Tenant expressly acknowledge that this is a new Lease for the Premises and that Tenant shall be liable only for costs, expenses and other liabilities incurred in connection with the Premises on or after March 1, 1980.

             B. This Lease is made upon the express condition that Landlord is to be free from all liability and claims for damages, except for breach of this Lease by Landlord or its willful or negligent conduct or omission, by reason of any injury to any person or persons, including Tenant, or property of any kind whatsoever and to whomsoever belonging, including Tenant, from any cause or causes, while in, upon or in any way connected with the Premises and all portions thereof, the sidewalks adjacent thereto and the Personal Property during the Lease Term or occupancy by Tenant. Subject to the terms of this Lease, and except for breach of this Lease by Landlord or its willful or negligent conduct or omission, Tenant hereby agrees, during the Lease Term to indemnify and save Landlord harmless from and against any and all claims, demands, obligations, liabilities and cause(s) of action by reason of the condition, the use or misuse of the Personal Property and/or the condition of the Premises and the approaches and appurtenances thereto, including all adjacent sidewalks, alleys and the parking areas.

     C. Tenant hereby agrees that Landlord shall not be liable, except for Landlord's breach of this Lease or its willful or negligent conduct or omission, for injury to Tenant's business, any loss of income therefrom or for damages to the goods, wares, merchandise or other property of Tenant, Tenant's employees, invitees, patients, customers or any other person in or about the Premises, nor shall Landlord be liable, except for Landlord's breach of this Lease or its willful or negligent conduct or omission, for injury to the person of Tenant, Tenant's employees, agents, invitees or patients, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defect of the pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures of the same, or from any other cause, whether such damage or injury results from conditions arising upon the Premises or elsewhere and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Tenant.

         13. Insurance
             ---------

             A. Tenant at its cost shall take out and keep in force during the Lease Term, public liability and property damage insurance, malpractice insurance and owned and non-owned automobile liability insurance in an amount not less than Five Hundred Thousand Dollars ($500,000) combined single limits, insuring against all liability of Tenant and its authorized representatives arising out of and in connection with Tenant's use or occupancy of the Premises, and insuring Landlord with respect to the ownership, maintenance, operation and use or occupancy of the Premises, including the sole negligence and strict liability of Landlord. All such insurance shall insure performance by Tenant of the indemnity provisions of this Lease. Both parties shall be named as additional insureds, and the policy shall contain cross-liability (if readily obtainable in the market), personal injury and contractual liability endorsements.

             B. Not more frequently than each two (2) years of the Lease Term, if, in the opinion of an independent licensed insurance consultant chosen by the mutual consent of the parties, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as determined by such independent consultant.

     C. Tenant at its cost shall maintain on all Tenant's personal property, improvements and alterations, in, on or about the Premises, a policy of standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, to the extent of at least one hundred percent (100%) of their full replacement value. The proceeds from any such policy shall be used by Tenant for the replacement of such personal property or the restoration of Tenant's improvements or alterations.

     D. Tenant at its cost shall maintain on all the Personal Property, and all replacements therefor, and on the building and other improvements that are a part of the Premises, during the Lease Term, a policy or policies of fire insurance with vandalism and malicious mischief special extended coverage (not applicable to Personal Property), sprinkler leakage and earthquake sprinkler leakage endorsements. The property to be insured under this paragraph shall be continually insured to value (not less than ninety percent (90%) average clause, twenty-five percent (25%) for sprinkler leakage and earthquake sprinkler leakage), and the policy or policies shall be written to provide replacement cost insurance. The insurance policy or policies shall be issued in the names of Landlord, Landlord's lender and Tenant as their interests appear. In the event this Lease is terminated, the insurance policy and all rights under it or the insurance proceeds shall be assigned to Landlord at Landlord's election, and Tenant shall be credited with pro rata returned premiums and dividends. Tenant shall pay the premiums for maintaining the insurance required hereunder while the Lease is in force, so long as Tenant remains in possession of the Premises.

              E. In order to assure that the building and other improvements to be insured hereunder are continually insured to value with replacement cost insurance, the full replacement value of the insurable improvements shall be determined by the company issuing the insurance policy at the time the policy is initially obtained. Not more frequently than once every three (3) years of the Lease Term either party shall have the right to notify the other party that it elects to have the replacement value redetermined by an insurance company, or by appraisal. The redetermination shall be made promptly and in accordance with the rules and practices of the Board of Fire Underwriters, or a like board recognized and generally accepted by the insurance industry, and each party shall be promptly notified of the results by the company. The insurance policy shall be adjusted according to the determination.

         If the insurance company refuses to redetermine value upon request, the parties shall engage a qualified appraiser to determine full replacement value of the insurable improvements, the cost of which shall be paid by Tenant.

              F. All insurance and bonds required under this Lease shall:

                 (1) Be issued by insurance companies authorized to do business in the State of California, with a policyholders and financial rating of at least A: Class XI status as rated in the most recent edition of Best's Key-Rating Guide;

            (2) Be issued as a primary policy; however, Tenant may carry the insurance under blanket policy if the policy specifically provides that the amount of insurance required under this Lease will be in no way prejudiced by other losses covered by the policy; and

            (3) Contain an endorsement requiring thirty (30) days' written notice from the insurance company to both parties and Landlord's lender before cancellation or change in the coverage, scope or amount of any policy; but if not obtainable, ten (10) days' notice shall be acceptable.

         G. Each policy, or a certificate of the policy together with evidence of payment of premiums, shall be deposited with Landlord upon execution of this Lease, and on renewal of the policy not less than twenty (20) days before expiration of the term of the policy.

         H. Deductible provisions contained in any insurance policy required by this Lease shall be for the account of and payable by Tenant.

     14. Destruction
         -----------

         A. If, during the Lease Term, the Premises are totally or partially destroyed, rendering the Premises totally or partially inaccessible or unusable, Tenant shall restore the Premises to substantially the same condition as they were in immediately before destruction, whether or not (if any), the insurance proceeds/are sufficient to cover the actual cost of restoration. Such destruction shall not terminate this Lease. If the existing laws do not permit the restoration, either party may terminate this Lease immediately by giving notice to the other party.

     B. If, during the term, the Premises are destroyed from a risk covered by insurance, and the total amount of loss does not exceed Ten Thousand Dollars ($10,000), Tenant shall make the loss adjustment with the insurance company insuring the loss. The proceeds shall be paid directly to Tenant for the sole purpose of making the restoration of the Premises in accordance with this paragraph.

     C. If, during the term, the Premises are destroyed from a risk covered by insurance, and the total amount of loss exceeds Ten Thousand Dollars ($10,000), Tenant shall, with Landlord's approval, make the loss adjustment with the insurance company insuring the loss, and on receipt of the proceeds, the parties shall immediately on receipt pay the proceeds to a company furnishing construction disbursement control services acceptable to the parties ("insurance trustee") to act as insurance trustee hereunder.

     D. If the Premises are destroyed from a risk not covered by insurance, Tenant shall deposit with the insurance trustee the sum necessary for restoration.

     E. All sums deposited with the insurance trustee (including insurance proceeds) shall be held for the following purposes and the insurance trustee shall have the following powers and duties:

     (1) The sums shall be paid in installment by the insurance trustee to the contractor retained by Tenant as construction progresses, for payment of the cost of restoration. A ten percent (10%) retention fund shall be established to be paid to the contractor on completion of restoration, payment of all costs, expiration of all applicable lien periods and proof that the Premises are free of all mechanics' liens and lienable claims.

     (2) Payments shall be made on presentation of certificates or vouchers from the architect, engineer or other inspection agency retained by the insurance trustee or Tenant showing the amount due. If the insurance trustee, or Landlord, in its reasonable discretion, determines that the certificates or vouchers are being improperly approved, either shall have the right to appoint an architect, engineer or inspection agency to supervise construction and to make payments on certificates or vouchers approved by such person. The reasonable expenses and charges of the person retained by the Landlord or insurance trustee shall be paid out of the trust fund.

     (3) If after deposit by the parties of all sums required by this paragraph, the sums held by the insurance trustee are not sufficient to pay the actual cost of restoration, Tenant shall deposit the amount of the deficiency with the insurance trustee within twenty (20) days after request by the insurance trustee indicating the amount of the deficiency.

        (4) Insurance proceeds not disbursed by the insurance trustee after restoration has been completed and final payment has been made to Tenant's contractor shall be delivered within fifteen (15) days to Tenant;

        (5) If the insurance trustee resigns or for any reason is unwilling to act or continue to act, Landlord shall substitute a new trustee in the place of the designated insurance trustee. The new trustee shall be a company engaged in the business of construction disbursement control or a trust company doing business in the county of Los Angeles.

     F. Promptly following the date on which Tenant is obligated to restore the Premises, Tenant at its cost shall prepare final plans and specifications and working drawings complying with applicable laws that will be necessary for restoration of the Premises. The plans and specifications and working drawings shall be subject to approval by Landlord. Landlord shall have thirty (30) days after receipt of the plans and specifications and working drawings to either approve or disapprove the plans and specifications and working drawings and return them to Tenant. If Landlord disapproves the plans and specifications and working drawings, Landlord shall notify Tenant of its objections and Landlord's proposed solution to each objection. Tenant acknowledges that the plans and specifications and working drawings shall be subject to approval of the appropriate government bodies and that they will be prepared in such a manner as to obtain that approval.

     G. The restoration shall be accomplished as follows:

        (1) Tenant shall complete the restoration as promptly as possible after final plans and specifications and working drawings have been approved by the appropriate government bodies and all required permits have been obtained (subject to a reasonable extension for delays resulting from causes beyond Tenant's reasonable control).

        (2) Tenant shall retain a licensed contractor that is bondable. The contractor shall be required to carry public liability and property damage insurance, standard fire and extended coverage insurance, with vandalism and malicious mischief endorsements, during the period of construction.

        (3) Tenant shall notify Landlord of the date of commencement of the restoration at least fifteen (15) days prior thereto to enable Landlord to post and record notices of nonresponsibility. The contractor retained by Tenant shall not commence construction until a completion bond and a labor and materials bond have been delivered to Landlord to insure completion of the construction.

        (4) Tenant shall accomplish the restoration in a manner which will cause the least inconvenience, annoyance and disruption of the Premises.

        (5) On completion of the restoration Tenant shall immediately record a notice of completion in the county in which the Premises are located.

        (6) The restoration shall not be commenced until sums sufficient to cover the cost of restoration are placed with the insurance trustee as provided in this paragraph.

     H. In case of damage or destruction, there shall be no abatement or reduction of rent, except as expressly provided in this Lease.

     I. If the Premises are damaged or destroyed during the last year of the Lease Term, and the cost of restoration exceeds Twenty Five Thousand Dollars ($25,000), either party may terminate this Lease by giving notice to the other not more than thirty (30) days after such damage or destruction occurs.

     J. Tenant waives the provisions of Civil Code 1932(2) and Civil Code 1933(4) (or any successor statutes) with respect to any destruction of the Premises.

     K. The provisions of this paragraph assume that the insurance proceeds, in the event of an insurable loss, are made available to the parties for the purpose of restorating of the Premises. In the event that Landlord's lender refuses to make the proceeds available for such purpose, having the right to do so, and/or as a condition of making the proceeds available, alters the terms of any obligations secured by a mortgage or deed of trust affecting the Premises so as to materially change the cost of or the manner in which such obligation may be paid or discharged, Landlord shall have the right to terminate this Lease by giving notice to Tenant not more than fifteen (15) days after determination of such condition(s).

     15. Condemnation
         ------------

         A. Wherever used in this paragraph, the following words shall have the definitions and meanings hereafter set forth:

            (1) "Condemnation" - Any action or proceeding brought for the purpose of any taking of the fee of the Premises or any part thereof by competent authority as a result of the exercise of the power of eminent domain, including a voluntary sale to such authority either under threat of condemnation or while such action or proceeding is pending.

            (2) "Vesting Date": The event and date of vesting of title to the fee of the Premises or any part thereof in the competent authority pursuant to condemnation.

         B. If twenty-five percent (25%) or more of the floor space of the Premises or of the licensed beds shall be taken in condemnation, this Lease shall terminate, at the option of Tenant, at the Vesting Date and the Minimum Monthly Rent and additional rent under this Lease shall be apportioned to the date of such termination.

     C. If less than twenty-five percent (25%) of the floor space of the Premises or of the licensed beds shall be taken in condemnation, Landlord and Tenant shall mutually determine, within a reasonable time after the Vesting Date, whether the remaining buildings and improvements and building equipment (after necessary repairs and reconstruction to constitute them a complete architectural unit) can economically and feasibly be used by Tenant. If it is determined by mutual agreement or by arbitration that the remaining buildings and improvements and building equipment cannot economically and feasible be used by Tenant, either party may elect to terminate this Lease upon five (5) days' notice to the other party to such effect, given within thirty (30) days after such determination, and the Minimum Monthly Rent and additional rent under this Lease shall be apportioned to the date of termination.

     D. If this Lease shall terminate pursuant to the provisions of subparagraph B or C above, the entire condemnation award, except any award made for Tenant's personal property shall be paid to the Landlord.

     E. If, in the case of a partial taking, this Lease shall not terminate, as provided in subparagraph C, it shall continue in full force and effect as to the portion of the Premises not taken and Tenant, at Tenant's expense, shall commence and proceed with reasonable promptness and diligence to repair or reconstruct the remaining buildings, improvements and building equipment to a complete architectural unit, and the entire condemnation award shall be to Tenant.

         F. If this Lease shall not terminate, as provided in subparagraph C, the Minimum Monthly Rent and additional rent thereafter required to be paid hereunder shall be reduced in the same ratio as the floor space or licensed beds taken. Any controversy arising out of, or relating to, this paragraph 15 shall be settled by arbitration in accordance with the then prevailing rules of the American Arbitration Association.

         G. Each party waives the provisions of California Code of Civil Procedure Section 1265.130 allowing either party to petition the superior court to terminate this Lease in the event of a partial taking of the Premises, and waives such other provisions of law as may be in conflict herewith.

     16. Assignment and Subletting
         -------------------------

         A. Tenant shall not voluntarily assign or encumber its interest in this Lease, the option granted pursuant to paragraph 30, the Premises or Personal Property, or sublease all or any part of the Premises or Personal Property, or allow any other person or entity (except Tenant's agents, invitees and patients) to occupy or use all or any part of the Premises or Personal Property, without first obtaining Landlord's consent, which consent shall not be unreasonably withheld. Any such assignment, encumbrance or sublease without Landlord's consent shall be voidable, and, at Landlord's election, shall constitute a default. No consent to any assignment, encumbrance or sublease shall constitute a further waiver of the provisions of this paragraph. Any dissolution, merger, consolidation or other reorganization of Tenant, or (except by the voluntary act of Landlord) the sale or other transfer of a controlling percentage of the capital stock of Tenant, or the sale of twenty-five (25%) of the value of the assets of Tenant, shall be deemed a voluntary assignment. The phrase "controlling percentage" means the ownership of, and the right to vote, stock possessing at least twenty-five (25%) of the total combined voting power of all classes of Tenant's capital stock issued, outstanding and entitled to vote for the election of directors. Notwithstanding the foregoing, Tenant may assign or sublet this Lease or its interest therein to its parent, Summit Health Ltd., or to any other corporation that is wholly-owned, directly or indirectly, by its parent, provided that such assignee agrees to perform and be bound by all the terms and provisions of this Lease. Similarly, a dissolution, merger, consolidation or reorganization of Tenant or sale or transfer of a controlling percentage of its capital stock or assets to or among its parent or any other corporation that is wholly-owned, directly or indirectly, by its parent shall not be deemed a voluntary assignment for purposes of this subparagraph A. Tenant shall, in connection with any request to Landlord for its consent to any assignment or subletting, deliver to Landlord a copy of the proposed sublease, assignment agreement or any other agreements between Tenant and its assignee or sublessee, and a descriptive resume of the experience of the proposed assignee or sublessee. Within a fifteen (15) days of the receipt of the information set forth above, Landlord shall notify Tenant whether it refuses to consent to the assignment or subletting and the reasons for such refusal or whether it will consent to the proposed assignment or sublease. No such consent shall relieve Tenant of its liability under this Lease.

     B. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rent from any subletting of all or a part of the Premises as permitted by this Lease, and Landlord, as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord's application, may collect such rent and apply it toward Tenant's obligations under this Lease; except that, until the occurrence of an act of default by Tenant, Tenant shall have the right to collect such rent.

     C. No interest of Tenant in this Lease shall be assignable by operation of law except as permitted under subparagraph A. Each of the following acts shall be considered an involuntary assignment:

        (1) If Tenant is or becomes bankrupt or insolvent, makes an assignment for the benefit of creditors, or institutes a proceeding under the Bankruptcy Act in which Tenant is the bankrupt;

            (2) If a writ of attachment or execution is levied on this Lease;

            (3) If, in any proceeding or action to which Tenant is a party, a receiver is appointed with authority to take possession of the Premises.

         D. An involuntary assignment shall constitute a default by Tenant, and Landlord shall have the right to elect to terminate this Lease, in which case this Lease shall not be treated as an asset of Tenant. If a writ of attachment or execution is levied on this Lease, or if any involuntary proceeding in bankruptcy is brought against Tenant, or if a receiver is appointed, Tenant shall have sixty (60) days in which to have the involuntary proceeding dismissed or the receiver removed.

     17. Termination. Tenant shall use its best efforts to obtain a health
         -----------
facilities license for the Premises from the California Department of Health on or before June 30, 1980. In the event Tenant should fail to do so, Landlord may elect to terminate this Lease, in which case Tenant shall have no further obligations under this Lease, or Landlord may elect to continue this Lease in force.

     18. Defaults, Remedies
         ------------------

         A. The occurrence of any one or more of the following events shall constitute a default and breach of this Lease by Tenant:

          (1)  Failure to pay rent when due, if the failure continues for five
(5) days after notice has been given to Tenant;

          (2) Abandonment of the Premises (failure to occupy and operate the Premises for twelve (12) hours shall be demand an abandonment unless such failure is due to acts of God);

          (3) The failure by Tenant to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in subparagraph (1) or (2) above where such failure shall continue for a period of thirty (30) days after notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within said thirty (30) day period and thereafter diligently prosecutes such cure to completion;

          (4)  The filing of, execution or occurrence of:

          (a) a petition in bankruptcy by or against the Tenant, unless cured or removed within sixty (60) days;

          (b) a petition or answer by Tenant seeking a reorganization, arrangement, composition, readjustment, liquidation, dissolution or other relief of the same or different kind under any provision of the Bankruptcy Act;

          (c)  adjudication of Tenant as a bankrupt or insolvent;

          (d) an assignment of all or substantially all of Tenant's assets for the benefit of its creditors;

          (e) a petition or other proceeding, except by Landlord, its agents or affiliates, by or against Tenant, for the appointment of a trustee, receiver or liquidator of Tenant with respect to all or substantially all of its property; provided, however, that Tenant shall not be in default if Tenant cures or removes such a petition or proceeding within sixty (60) days;

          (f) a petition or other proceeding by or against Tenant for its dissolution or liquidation, or the taking of possession of the property of Tenant by any governmental authority in connection with Tenant's dissolution or liquidation; provided, however, that Tenant shall not be in default if Tenant cures or removes such a petition or proceeding within sixty (60) days;

          (g) the taking by any person, except by Landlord or its agents or affiliates, of the leasehold created hereby or any part thereof upon execution, or other process of law or equity.

               (5) Notwithstanding any other provisions of this Lease, and without additional notice to Tenant, the failure of Tenant to comply with any of the provisions of the Lease, if such failure (in the reasonable and good faith judgment of Landlord) places in imminent jeopardy the continued licensing of the Premises as a skilled nursing facility and/or its certification as either a Medi-Cal or Medicare provider, and if, within twenty-four (24) hours after notice thereof from Landlord to Tenant, Tenant shall not have either (a) cured such failure, (b) obtained an injunction or other order preventing revocation or suspension of licensing and/or decertification of the Premises by virtue of such failure or alleged failure, or (c) provided Landlord with other reasonable assurances that the Premises will not be subject to license suspension or revocation and/or decertification as a result of such failure or alleged failure.

               (6) Notices given hereunder shall specify the alleged default and the applicable Lease provisions, shall demand that Tenant perform the provisions of this Lease or pay the rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises, and shall be given as provided in paragraph 22. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord so elects in the notice.


          B. Landlord shall have the following remedies without further notice to Tenant if Tenant commits a default. These remedies are not exclusive; they are cumula-tive and in addition to any remedies now or later allowed by law:

               (1) Landlord may continue this Lease in full force and effect. The Lease shall continue in effect as long as Landlord does not terminate Tenant's right to possession, and Landlord shall have the right to collect rent when due. During the period Tenant is in default, Landlord may enter the Premises and relet them, or any part of them, to third parties for Tenant's account. Tenant shall be liable immediately to Landlord for expenses Landlord incurs in no reletting the Premises to another tenant for use as a 79-bed skilled nursing facility, nursing home, convalescent hospital or similar institution, including without limitation brokers' commissions, expenses of remodeling the Premises required by the reletting and like costs. Reletting may be for a period shorter or longer than the period remaining in the Lease Term. Tenant shall pay to Landlord the rent hereunder as due, less the rent Landlord receives or could have received from any reletting, had Landlord diligently relet the Premises.

               (2) Landlord may terminate Tenant's right to possession of the Premises at any time. No act by Landlord other than giving notice to Tenant or terminating Tenant's right to possession shall terminate this Lease. Acts of maintenance, efforts to relet the Premises or the appointment of a receiver on Landlord's initiative to protect Landlord's interest under this Lease shall not constitute a termination of Tenant's right to possession. On termination, Landlord has the right to recover from Tenant:

               (a) The worth, at the time of the award of the unpaid rent that had been earned at the time of termination of this Lease;

               (b) The worth, at the time of the award, of the amount by which the unpaid rent that would have been earned after the date of termination of this Lease until the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided;

               (c) The worth, at the time of the award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of the loss of rent that Tenant proves could have been reasonably avoided.

               "The worth, at the time of the award," as used in (a) and (b) of this subparagraph B(2) is to be computed by allowing interest at the rate of ten percent (10%) per annum. "The worth, at the time of the award," as referred to in (c) of this subparagraph B(2) is to be computed by discounting the amount at the discount rate of the Federal Reserve Bank of San Francisco at the time of the award, plus one percent (1%).

               (3) Landlord shall have the right to have a receiver appointed to collect rent and conduct Tenant's business. Neither the filing of a petition for the appointment of a receiver nor the appointment itself shall constitute an election by Landlord to terminate this Lease.

               (4) Landlord, at any time after Tenant commits a default, may cure the default at Tenant's cost. If Landlord at any time, by reason of Tenant's default, pays any sum or does any act that requires the payment of any sum, the sum paid by Landlord shall be due from Tenant to Landlord at the same time the sum is paid, and if repaid at a later date, shall bear interest at the rate of ten percent (10%) per annum from the date the sum is paid by Landlord until Landlord is reimbursed by Tenant. The sum, together with interest thereon, shall be additional rent.

     19.  Signs. Tenant at its cost shall have the right to place, construct and
          -----
maintain on the Premises one or more signs advertising its business at the Premises. Any such sign shall comply with all laws and Tenant shall obtain any approval required by such laws. Landlord makes no representation with respect to Tenant's ability to obtain such approval.

     20.  Right of Entry
          --------------

          A. Landlord and its authorized representatives shall have the right to enter the Premises at all reasonable times, so long as such entry does not disrupt the operation of Tenant's business, for any of the following purposes:

               (1) To determine whether the Premises are in good condition and whether Tenant is complying with its obligations under this Lease;

               (2) To do any necessary maintenance or restoration to the Premises that Landlord has the right or obligation to perform; nothing herein sha1l constitute an obligation on the part of Landlord to maintain or restore the Premises or any part thereof;

               (3) To serve, post or keep posted any notices required or allowed under the provisions of this Lease;

               (4) To show the Premises to prospective brokers, agents, buyers, tenants or persons interested in an exchange, at any time during the Lease Term;

               (5) To remove the baby grand piano, three pictures and metal bookcase; and

               (6) To shore the foundations, footings and walls of the building and other improvements that are a part of the Premises, to erect scaffolding and protective barricades around and about the Premises (but not so as to prevent entry to the Premises) and to do any other act or thing necessary for the safety or preservation of the Premises, if any excavation or other construction is undertaken or is about to be undertaken on any adjacent property or nearby street. Landlord's right under this provision extends to the owner of the adjacent property on which excavation or construction is to take place and to the adjacent property owner's authorized representatives. Nothing herein shall constitute an obligation on the part of Landlord to maintain or restore the Premises or any part thereof.

               B. Landlord sha1l not be liable in any manner for any inconvenience, disturbance, loss of business, nuisance or other damage arising out of Landlord's entry on the Premises as provided in this paragraph, except damage resulting from Landlord's breach of this Lease or willful or negligent conduct or omission of Landlord or its authorized representatives.

               C. Tenant shall not be entitled to an abatement or reduction of rent if Landlord exercises any rights reserved in this paragraph. Landlord shall conduct its activities on the Premises as allowed in this paragraph in a manner that will cause no unreasonable inconvenience, annoyance, or disturbance to Tenant.

          21.  Subordination; Estoppel
               -----------------------

               A. This Lease is and sha1l be prior to any encumbrance recorded after the date of this Lease, and any encumbrance now of record affecting the Premises. If, however, a lender requires that this Lease be subordinate to any such encumbrance, this Lease shall be subordinate to that encumbrance, if Landlord first obtains from the lender a written agreement that provides substantially the following:

               "As long as Tenant performs its obligations under this Lease, no foreclosure of, deed given in lieu of foreclosure of, or sale under the encumbrance, and no steps or procedures taken under the encumbrance, shall affect Tenant's rights under this Lease."

               B. Tenant shall attorn to any purchaser at any foreclosure sale, or to any grantee or transferee designated in any deed given in lieu of foreclosure. Tenant shall execute upon demand any and all documents required by lender to accomplish the purposes of this paragraph.

               C. Each party, within ten (10) days after notice from the other party, shall execute and deliver to the other party, in recordable form, a certificate stating that this Lease is unmodified and in full force and effect, or in full force and effect as modified, and stating the modifications. The certificate also shall state the amount of monthly rent then applicable, the dates to which the rent has been paid in advance and the amount of any security deposit or prepaid rent. Failure to deliver the certificate within the ten (10) days shall be conclusive upon the party failing to deliver the certificate for the benefit of the party requesting the certificate and any successor thereto that this Lease is in full force and effect and has not been modified, except as may be represented by the party requesting the certificate. If a party fails to deliver the certificate within the ten (10) days, the party failing to deliver the certificate irrevocably constitutes and appoints to other party as its special attorney-in-fact to execute and deliver the certificate to any third party.

          22.  Notices. All written notices, demands or requests of any kind
               -------
which either party may be required or may desire to serve on the other in connection with this Lease may be served personally or by registered or certified mail.

Any such notice or demand served by registered or certified mail shall be deposited in the United States mail with postage and fees thereon fully prepaid, and addressed to the parties as follows:

         To South Bay Sanitarium               Southbay Sanitarium
                                               ---------------------------
         and Convalescent Hospital:            c/o Dr. Steve Brodie
                                               ---------------------------
                                               792 Linda Flora Drive
                                               ---------------------------
                                               Los Angeles, CA 90049

         with a copy thereof to:               Martin H. Blank, Jr., Esq.
                                               ---------------------------
                                               10850 Wilshire Blvd., 11th Fl.
                                               ---------------------------
                                               Los Angeles, CA 90024
                                               ---------------------------

         To Garnet Convalescent                Summit Health Ltd.
         Hospital Inc.:                        4070 Laurel Canyon Blvd.
                                               Studio City, California 91604

         with a copy thereof to:               Kindel & Anderson
                                               555 South Flower Street
                                               26th Floor
                                               Los Angeles, California 90071
                                               Attn: Patricia T. Mulryan, Esq.


Service of any such notice or demand so made by mail shall be deemed complete on the day of actual delivery as shown by the addressee's registry or certification receipt or at the expiration of the fifth (5th) day after the date of mailing, whichever is earlier in time. Either party hereto may from by time to time, by notice in writing served upon the other as aforesaid, designate a different mailing address, or a different or additional person(s) to which all such notices or demands are thereafter to be addressed:

               23.  Waiver
                    ------

                    A. No delay or omission in the exercise of any right or remedy of Landlord for any default by Tenant shall impair such a right or remedy or be construed as a waiver.

               B. The receipt and acceptance by Landlord of delinquent rent shall not constitute a waiver of any other default; it shall constitute only a waiver of timely payment for the particular rent payment involved.

               C. No act or conduct of Landlord including without limitation the acceptance of the keys to the Premises, shall constitute an acceptance of the surrender of the Premises by Tenant before the expiration of the Lease Term. Except as otherwise expressly provided herein, only a notice from Landlord to Tenant shall constitute acceptance of the surrender of the Premises and accomplish a termination of the Lease.

               D. Landlord' s consent to or approval of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent to or approval of any subsequent act by Tenant.

               E. Any waiver by any party hereto must be in writing and shall not be a waiver of any other default concerning the same or any other provision of the Lease.

        24.    Recordation; Quitclaim. This Lease shall not be recorded, however
               ----------------------
the parties shall execute a Memorandum of Lease in recordable form which shall be recorded with the Los Angeles County Recorder. Tenant shall execute and deliver to Landlord on the expiration or termination of this Lease, immediately on Landlord's request, a quitclaim deed to the Premises in recordable form designating Landlord's transferee.

        25.    Sale or Transfer of Premises
               ----------------------------

               A. If Landlord determines to sell fifty percent (50%) or more of the Premises or of the Personal Property Landlord shall notify Tenant of the terms on which Landlord will be willing to sell. Tenant shall have a right of first refusal and may notify Landlord, within fifteen (15) days after receipt of Landlord's notice, in writing of Tenant's agreement to purchase that being offered for sale by Landlord on the terms stated in Landlord' s notice. If Tenant so exercises its right of first refusal, Landlord shall sell and convey same to Tenant on the terms stated in the notice. If Tenant does not indicate its agreement within fifteen (15) days, Landlord thereafter shall have the right to sell and convey said property to a third party on the same terms stated in the notice. If Landlord does not sell and convey said prop within ninety (90) days, any further transaction shall be deemed a new determination by Landlord to sell and convey same and the provisions of this paragraph shall be applicable.

               B. If Landlord sells or transfers the Premises, on consummation of the sale or transfer the transferee shall take subject to this Lease and assume all obligations hereunder. If any security deposit or prepaid rent has been paid by Tenant, Landlord shall transfer the security deposit or prepaid rent to Landlord's successor and shall promptly notify Tenant of such transfer.

               C. If Tenant purchases all of the Premises and Personal Property, this Lease shall terminate on the date title vests in Tenant, and Landlord shall remit to Tenant all prepaid and unearned rent and the remaining security deposit. If Tenant purchases a part of the Premises and/or Personal Property, this Lease, as to the part purchased, shall terminate on the date title vests in Tenant, and the Minimum Monthly Rent and additional rent shall be reduced in the same ratio that the value of the Premises and Personal Property before the purchase bears to the value of the Premises and Personal Property covered by the Lease immediately after the purchase.

               26.  Attorneys' Fees. In the event any action is commenced for
                    ---------------
any breach of or default in any of the terms or conditions of this Lease, then the party in whose favor judgment shall be entered shall be entitled to have and recover from the other party all costs and expenses (including reasonable attorneys' fees) of such suit.

               27.  Financial Statements. Curing the Lease Term, Tenant shall
                    --------------------
provide Landlord with copies of (a) semi-annually, the profit and loss statement of Tenant; and (b) annually, the consolidated financial statements of Summit Health Ltd. as certified by its certified public accountants.

               28.  Licensing. Except as may be otherwise permitted hereunder,
                    ---------
Tenant shall maintain at all times during the Lease Term all governmental licenses, permits and authorizations necessary for the establishment and operation of a seventy-nine (79) bed skilled nursing facility in the city of Torrance, County of Los Angeles, State of California, in-including qualification as a provider under Medi-Cal and Medicare legislation. Tenant shall not, without the prior consent of Landlord, which consent shall not be unreasonably withheld, effect any change in the license category or license status of the Premises or any part thereof.

               29.   Surrender of Premises; Holding Over
                     -----------------------------------

                     A. On expiration of the Lease Term, Tenant shall surrender to Landlord the Personal Property and the Premises, and all Tenant's improvements and alterations thereto, in good condition (except for ordinary wear and tear occurring after the last necessary maintenance made by Tenant and destruction of the Premises covered by paragraph 14), except for alterations that Tenant has the right to remove or is obligated to remove under the provisions of paragraph 9.

                     B. If Tenant fails to surrender the Premises at the expiration of the Lease Term as required by this paragraph, Tenant shall hold Landlord harmless from all damages resulting from Tenant's failure to surrender the Premises and/or Personal Property, including without limitation, claims made by a succeeding tenant resulting from Tenant's failure to surrender the Premises and/or the Personal Property.

                     C. If Tenant, with Landlord's consent, remains in possession of the Premises and/or the Personal Property after expiration or termination of the Lease Term, or after the date in any notice terminating this Lease, such possession by Tenant shall be deemed to be a month-to-month tenancy terminable on thirty (30) days' notice given at any time by either party. All provisions of this Lease except those pertaining to term shall apply to the month-to-month tenancy.

               30.   Option to Renew. Provided Tenant is not then in default
                     ---------------
hereunder, Tenant is hereby granted an option to renew this Lease for an additional period of five (5) years from and after February 28, 1990 under the same terms, conditions and covenants (so far as applicable) as herein contained, including rental adjustment as provided in paragraph 4. The option shall be exercised by notice, setting forth Tenant's election to exercise the option, delivered to Landlord not less than one hundred eighty (180) days prior to the expiration of the Lease Term. Upon exercise, such additional five (5) year period shall be deemed to be an extension of the Lease Term for the purposes of this Lease.

               31.   Miscellaneous.
                     -------------

                     A.  Time is of the essence of each provision of this Lease.

                     B. Each party represents that it has not had dealings with any real estate broker, finder or other person with respect to this Lease in any manner. Each party shall hold harmless the other party from all damages resulting from any claims that may be asserted against the other party by any broker, finder or other person with whom the other party has or purportedly has dealt.

                   C. All exhibits referred to are attached to this Lease and incorporated by reference.

                   D. All provisions, whether covenants or conditions, on the part of Tenant shall be deemed to be both covenants and conditions.

                   E. This Lease includes the entire agreement of the parties with respect to the subject matter hereof, and may not be amended or modified except by written agreement of the parties.

                   F. Tenant shall provide to Landlord a certified resolution of Tenant's Board of Directors authorizing Tenant to enter into this Lease.

             32.   Definitions. As used in this Lease, the following words and
                   -----------
phrases shall have the following meanings:

                   A. "Alteration" - any structural addition or structural change to, or modification of, the Premises made by Tenant including without limitation fixtures, but excluding Tenant's personal property.

                   B. "Authorized representative" - any officer, agent, employee or independent contractor retained or employed by either party, acting within authority given him by that party.

                   C. "Encumbrance" - any deed of trust, mortgage or other written security device or agreement affecting the Premises and/or Personal Property, and the note or other obligation secured by it, that constitutes security for the payment of a debt or performance of an obligation.

                   D. "Hold harmless" - to defend and indemnify from all liability, losses, penalties, damages as defined herein, costs, expenses (including without limitation, attorneys' fees), causes of action, claims or judgments arising out of or related to any damage, as defined herein, to any person or property.

                   E. "Law" - any judicial decision, statute, constitution, ordinance, resolution, regulation, rule, administrative order or other requirement of any local, state, federal or other government agency or authority having jurisdiction over the parties or the Premises, or both, in effect either at the time of execution of the Lease or at any time during the Lease Term, including without limitation, any regulation or order of a quasi-official entity or body.

                   F. "Lender" - the beneficiary, mortgagee, secured party or other holder of an encumbrance, as defined above.

                   G. "Rent" - Minimum Monthly Rent, additional rent, security deposit, Real and Personal Property Taxes and assessments, insurance, utilities and other similar charges payable by Tenant to Landlord or payable by Tenant to a third person and required by the provisions of this Lease.

                   H. "Restoration" - the reconstruction, rebuilding, rehabilitation and repairs that are necessary to return destroyed portions of the Premises and Personal Property to substantially the same physical condition as they were in immediately before the destruction.

                   I. "Successor" - assignee, transferee, personal representative, heir or other person or entity succeeding lawfully, and pursuant to the provisions of this Lease, to the rights or obligations of either party.

                   J. "Tenant's improvements" - any addition to or modification of the Premises made by Tenant during the Lease Term, including without limitation, fixtures.

             33.   Captions. The captions of this Lease are for convenience only
                   --------
shall have no effect on its interpretation.

             34.   Singular and Plural. When required by the context of this
                   -------------------
Lease, the singular shall include plural.

             35.   Severability. The unenforceability, invalidity or illegality
                   ------------
of any provision shall not render any other provision unenforceable, invalid or illegal.

             36.   Legal Impossibility. Should performance hereunder by Tenant
                   -------------------
be rendered legally impossible at any time during the term hereof by reason of governmental action not precipitated by or in any way resulting from acts or omissions of Tenant, Tenant shall be excused from further performance hereunder. However, laws or other governmental acts making performance hereunder unprofitable, more difficult or more expensive shall not excuse performance by Tenant.

             IN WITNESS WHEREOF, the undersigned have executed the Lease as of the date and year first above written.


                                          South Bay Sanitarium &
                                            Convalescent Hospital


                                          By  [SIGNATURE APPEARS HERE]
                                            ---------------------------------
                                                       , General Partner
                                            -----------


                                          Garnet Convalescent Hospital,
                                            Inc., dba Bay Crest
                                            Convalescent Hospital


                                          By /s/ William L. Pierpoint
                                            ---------------------------------
                                            William L. Pierpoint, President


                                             /s/ Thomas Konig  Vice Pres.


                                          Summit Health, Ltd. hereby guaranties
                                          the obligations of Tenant hereunder.

                                          Summit Health, Ltd.,
                                          a California Corporation

                                          By /s/ Thomas Konig
                                            --------------------------------
                                            Thomas Konig, President
                                            Skilled Nursing/Resident Hotels
                                            Division


                                          By /s/ William Pierpoint
                                            --------------------------------
                                            William Pierpoint
                                            President

                               AMENDMENT TO LEASE


     This Amendment to Lease ("Amendment") is entered into as of the First day of March, 1994, by and between SOUTH BAY SANITARIUM AND CONVALESCENT HOSPITAL, a partnership ("Landlord") and SUMMIT CARE-CALIFORNIA, INC., a California corporation doing business as Bay Crest Care Center and the successor in interest to GARNET CONVALESCENT HOSPITAL, INC., a California corporation ("Tenant"), for the purpose of amending and modifying that certain lease dated March 1, 1980 (the "Lease") , between Landlord and Tenant.

     The terms and provisions of the Lease except as hereby amended are hereby incorporated herein by reference, as if fully set forth herein. All capitalized undefined terms used herein shall have the same meanings as set forth in the Lease.

                                    RECITALS
                                    --------

     The parties acknowledge that the Lease is in full force and effect and wish to amend the Lease to extend the term, provide for rental payments and grant to Tenant rights of renewal and a right of first refusal, all as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   AMENDMENT
                                   ---------

1.   Term
     ----

Section 2, "Term", is hereby deleted and amended to provide as follows:
            -----

     "The term of this Lease, as hereby amended ("Lease Term"), shall commence April 1, 1994 and shall expire, unless sooner terminated, at midnight February 28, 2010."

2.   Options to Renew
     ----------------

Section 30, "Option to Renew" is hereby deleted and amended to provide as follows:

     "Provided Tenant is not then in default hereunder, Tenant is hereby granted an option to renew this Lease under the same terms, provisions and covenants (so far as applicable) as herein contained, including rental adjustment as provided in paragraph 4, as amended, for an additional term of five (5) years (the "Extended Term") to commence on March 1, 2010 and end on February 28, 2015. The option shall be exercised by notice, setting forth Tenant's election to exercise the option, delivered to Landlord not less than sixty (60) days prior to the expiration of the Term. Upon exercise, such additional period shall be deemed to be an extension of the Lease Term for the purposes of this Lease."

3.   Rent
     ----

Paragraphs 4(A) , 4(B) , 4(C) and 4(D) of Section 4, "Rent", are hereby deleted and amended to provide as follows:

     A. During the period commencing on April 1, 1994 and ending on February 28, 1995 (the "First Adjustment Period"), Tenant shall pay Landlord as Minimum Monthly Rent for the Premises a sum equal to Eleven Thousand Eight Hundred Dollars and 00/100 ($11,800.00) before the first day of each and every month during the First Adjustment Period.

     B. During the period commencing on March 1, 1995 and ending on February 27, 1997 (the "Second Adjustment Period") Tenant shall pay Landlord as Minimum Monthly Rent for the Premises a sum equal to Sixteen Thousand Nine Hundred Sixty Six Dollars and 67/100 ($16,966.67) before the first day of each and every month during the Second Adjustment Period.

     C. During the period commencing on March 1, 1997 and ending on February 28, 2010 (the "Third Adjustment Period") Tenant shall pay Landlord as Minimum Monthly Rent for the Premises a sum equal to Eighteen Thousand Eight Hundred Dollars and 00/100 ($18,800.00) before the first day of each and every month of the Third Adjustment Period, subject to annual increases as set forth in subparagraph 4(D) below.

     D. The Minimum Monthly Rent provided for in Paragraph C above shall be subject to adjustment effective March 1, 1996 and annually each first day of March thereafter (the "adjustment date") as follows:

         The base for computing the adjustment is the Consumer Price Index (All Items) for the Los Angeles-Long Beach Metropolitan Area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the closest date on or before March 1, 1995 ("Beginning Index"). If the Index for the closest date on or before the adjustment date ("Extension Index") has increased over the Beginning Index, the Minimum Monthly Rent for the next twelve (12) months until the next annual adjustment shall be set by multiplying the then-current monthly rent by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. Provided, however, that in no event shall the annual adjustment to the Minimum Monthly Rent be less than three percent (3%) nor more than six percent (6%) of the then-current Minimum Monthly Rent. On adjustment of the Minimum Monthly Rent as provided for in this Amendment, the parties shall immediately confirm to each other in writing the new Minimum Monthly Rent.

           If the Index is discontinued or revised during the Lease Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised."

     This lease is what is commonly called a "triple net lease", it being understood that Landlord shall receive the Rent set forth in this paragraph free and clear of any and all impositions, taxes, liens, charges, or expenses of any nature whatsoever in connection with its ownership and leasing of the Premises. Tenant at its cost shall maintain the premises in good condition and Landlord shall have no responsibility to maintain the premises. In addition to the Rent provided in this paragraph, Tenant shall pay to the parties respectively entitled thereto all impositions, taxes, insurance premiums and operating charges, including maintenance and repairs charges.

4.   Section 13, Insurance, is hereby amended to provide that the policies of
                 ---------
insurance maintained pursuant to this section shall have deductible provisions
(a) in amounts reasonable for and in accordance with the Tenant's financial capability, (b) subject to the deductible levels established by the insurance industry marketplace at the time of inception of said insurance policies and renewals thereof, and (c) which shall be for the account of and payable by Tenant.

     In addition, Tenant, at its sole cost and expense, shall purchase and maintain earthquake insurance to cover the physical premises and contents. Coverage is to be written on a replacement cost basis.

5.   Section 16, Assignment and Subletting, is hereby amended to delete
                 -------------------------
reference to the merger or consolidation of Tenant or to the transfer or sale of a controlling percentage of the capital stock of Tenant as requiring the consent of Landlord. Landlord hereby acknowledges that Tenant is a publicly held corporation, and that the merger or consolidation of Tenant or changes in the ownership of the outstanding capital stock of Tenant shall not require Landlord's consent.

6.   Right of First Refusal.
     ----------------------

If Landlord at any time determines to sell all or any part of the Premises (whether or not in response to an offer from a third party), Landlord shall notify Tenant of the terms on which Landlord will be willing to sell.

     If Tenant, within thirty (30) days after Landlord's notice, indicates in writing its agreement to purchase the Premises or a part of the Premises on the terms stated in the Landlord's notice, Landlord shall sell and convey the Premises or a part of the Premises to Tenant on the terms stated in the notice. If Tenant does not indicate its agreement within thirty (30) days, Landlord thereafter shall have the right to sell and convey the Premises or a part of the Premises to third party on the same terms stated in the notice. If Landlord does not thereafter sell and convey the Premises to a third party on the same terms stated in the Landlord's notice to Tenant, within ninety (90) days, any further transaction will be deemed to be a new determination by Landlord to sell and convey the premises or a part of the Premises and the provisions of this Section shall apply.

     If Tenant purchases all of the Premises, this Lease shall terminate on the date title vests in Tenant. If Tenant shall purchase a part of the Premises, this Lease as to the part purchased shall terminate on the date title vests in Tenant, and the Minimum Monthly Rent shall be reduced in the same ratio that the value of the Premises before the purchase bears to the value of the Premises covered by the Lease immediately after the purchase.

III. EFFECT OF AMENDMENT

     Except as expressly amended or modified herein the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Lease as of the date first set forth above.


                                         LANDLORD

                                    SOUTH BAY SANITARIUM AND
                                    CONVALESCENT HOSPITAL
                                    a partnership


                                    By: [signature]
                                       ---------------------------
                                       Its:

                                         TENANT

                                    SUMMIT CARE-CALIFORNIA
                                    a California corporation

                                    By: /s/ Derwin L. Williams
                                        --------------------------
                                        Its: Vice President Finance

                                                                   Exhibit 10.11

                               AMENDMENT TO LEASE


     This Amendment to Lease ("Amendment") is entered into as of the First day of March, 1994, by and between SOUTH BAY SANITARIUM AND CONVALESCENT HOSPITAL, a partnership ("Landlord") and SUMMIT CARE-CALIFORNIA, INC., a California corporation doing business as Bay Crest Care Center and the successor in interest to GARNET CONVALESCENT HOSPITAL, INC., a California corporation ("Tenant"), for the purpose of amending and modifying that certain lease dated March 1, 1980 (the "Lease") , between Landlord and Tenant.

     The terms and provisions of the Lease except as hereby amended are hereby incorporated herein by reference, as if fully set forth herein. All capitalized undefined terms used herein shall have the same meanings as set forth in the Lease.

                                    RECITALS
                                    --------

     The parties acknowledge that the Lease is in full force and effect and wish to amend the Lease to extend the term, provide for rental payments and grant to Tenant rights of renewal and a right of first refusal, all as hereinafter set forth.

     NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   AMENDMENT
                                   ---------

1.   Term
     ----

Section 2, "Term", is hereby deleted and amended to provide as follows:
            -----

     "The term of this Lease, as hereby amended ("Lease Term"), shall commence April 1, 1994 and shall expire, unless sooner terminated, at midnight February 28, 2010."

2.   Options to Renew
     ----------------

Section 30, "Option to Renew" is hereby deleted and amended to provide as follows:

     "Provided Tenant is not then in default hereunder, Tenant is hereby granted an option to renew this Lease under the same terms, provisions and covenants (so far as applicable) as herein contained, including rental adjustment as provided in paragraph 4, as amended, for an additional term of five (5) years (the "Extended Term") to commence on March 1, 2010 and end on February 28, 2015. The option shall be exercised by notice, setting forth Tenant's election to exercise the option, delivered to Landlord not less than sixty (60) days prior to the expiration of the Term. Upon exercise, such additional period shall be deemed to be an extension of the Lease Term for the purposes of this Lease."

3.   Rent
     ----

Paragraphs 4(A) , 4(B) , 4(C) and 4(D) of Section 4, "Rent", are hereby deleted and amended to provide as follows:

     A. During the period commencing on April 1, 1994 and ending on February 28, 1995 (the "First Adjustment Period"), Tenant shall pay Landlord as Minimum Monthly Rent for the Premises a sum equal to Eleven Thousand Eight Hundred Dollars and 00/100 ($11,800.00) before the first day of each and every month during the First Adjustment Period.

     B. During the period commencing on March 1, 1995 and ending on February 27, 1997 (the "Second Adjustment Period") Tenant shall pay Landlord as Minimum Monthly Rent for the Premises a sum equal to Sixteen Thousand Nine Hundred Sixty Six Dollars and 67/100 ($16,966.67) before the first day of each and every month during the Second Adjustment Period.

     C. During the period commencing on March 1, 1997 and ending on February 28, 2010 (the "Third Adjustment Period") Tenant shall pay Landlord as Minimum Monthly Rent for the Premises a sum equal to Eighteen Thousand Eight Hundred Dollars and 00/100 ($18,800.00) before the first day of each and every month of the Third Adjustment Period, subject to annual increases as set forth in subparagraph 4(D) below.

     D. The Minimum Monthly Rent provided for in Paragraph C above shall be subject to adjustment effective March 1, 1996 and annually each first day of March thereafter (the "adjustment date") as follows:

         The base for computing the adjustment is the Consumer Price Index (All Items) for the Los Angeles-Long Beach Metropolitan Area, published by the United States Department of Labor, Bureau of Labor Statistics ("Index"), which is published for the closest date on or before March 1, 1995 ("Beginning Index"). If the Index for the closest date on or before the adjustment date ("Extension Index") has increased over the Beginning Index, the Minimum Monthly Rent for the next twelve (12) months until the next annual adjustment shall be set by multiplying the then-current monthly rent by a fraction, the numerator of which is the Extension Index and the denominator of which is the Beginning Index. Provided, however, that in no event shall the annual adjustment to the Minimum Monthly Rent be less than three percent (3%) nor more than six percent (6%) of the then-current Minimum Monthly Rent. On adjustment of the Minimum Monthly Rent as provided for in this Amendment, the parties shall immediately confirm to each other in writing the new Minimum Monthly Rent.

           If the Index is discontinued or revised during the Lease Term, such other government index or computation with which it is replaced shall be used in order to obtain substantially the same result as would be obtained if the Index had not been discontinued or revised."

     This lease is what is commonly called a "triple net lease", it being understood that Landlord shall receive the Rent set forth in this paragraph free and clear of any and all impositions, taxes, liens, charges, or expenses of any nature whatsoever in connection with its ownership and leasing of the Premises. Tenant at its cost shall maintain the premises in good condition and Landlord shall have no responsibility to maintain the premises. In addition to the Rent provided in this paragraph, Tenant shall pay to the parties respectively entitled thereto all impositions, taxes, insurance premiums and operating charges, including maintenance and repairs charges.

4.   Section 13, Insurance, is hereby amended to provide that the policies of
                 ---------
insurance maintained pursuant to this section shall have deductible provisions
(a) in amounts reasonable for and in accordance with the Tenant's financial capability, (b) subject to the deductible levels established by the insurance industry marketplace at the time of inception of said insurance policies and renewals thereof, and (c) which shall be for the account of and payable by Tenant.

     In addition, Tenant, at its sole cost and expense, shall purchase and maintain earthquake insurance to cover the physical premises and contents. Coverage is to be written on a replacement cost basis.

5.   Section 16, Assignment and Subletting, is hereby amended to delete
                 -------------------------
reference to the merger or consolidation of Tenant or to the transfer or sale of a controlling percentage of the capital stock of Tenant as requiring the consent of Landlord. Landlord hereby acknowledges that Tenant is a publicly held corporation, and that the merger or consolidation of Tenant or changes in the ownership of the outstanding capital stock of Tenant shall not require Landlord's consent.

6.   Right of First Refusal.
     ----------------------

If Landlord at any time determines to sell all or any part of the Premises (whether or not in response to an offer from a third party), Landlord shall notify Tenant of the terms on which Landlord will be willing to sell.

     If Tenant, within thirty (30) days after Landlord's notice, indicates in writing its agreement to purchase the Premises or a part of the Premises on the terms stated in the Landlord's notice, Landlord shall sell and convey the Premises or a part of the Premises to Tenant on the terms stated in the notice. If Tenant does not indicate its agreement within thirty (30) days, Landlord thereafter shall have the right to sell and convey the Premises or a part of the Premises to third party on the same terms stated in the notice. If Landlord does not thereafter sell and convey the Premises to a third party on the same terms stated in the Landlord's notice to Tenant, within ninety (90) days, any further transaction will be deemed to be a new determination by Landlord to sell and convey the premises or a part of the Premises and the provisions of this Section shall apply.

     If Tenant purchases all of the Premises, this Lease shall terminate on the date title vests in Tenant. If Tenant shall purchase a part of the Premises, this Lease as to the part purchased shall terminate on the date title vests in Tenant, and the Minimum Monthly Rent shall be reduced in the same ratio that the value of the Premises before the purchase bears to the value of the Premises covered by the Lease immediately after the purchase.

III. EFFECT OF AMENDMENT

     Except as expressly amended or modified herein the Lease shall remain in full force and effect.

     IN WITNESS WHEREOF, the undersigned have executed this Lease as of the date first set forth above.


                                         LANDLORD

                                    SOUTH BAY SANITARIUM AND
                                    CONVALESCENT HOSPITAL
                                    a partnership


                                    By: [signature]
                                       ---------------------------
                                       Its:

                                         TENANT

                                    SUMMIT CARE-CALIFORNIA
                                    a California corporation

                                    By: /s/ Derwin L. Williams
                                        --------------------------
                                        Its: Vice President Finance